SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 21, 1998



                                   AT&T CORP.


A New York                      Commission File                  I.R.S. Employer
Corporation                        No. 1-1105                     No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                        Telephone Number: (212) 387-5400

Form 8-K
AT&T Corp.
October 21, 1998


Item 5.  Other Events.

         TCI Merger Update

         The company is progressing in meeting its timetable for the approvals of the Tele-Communications, Inc. (TCI) merger and has completed all of its initial domestic regulatory filings, including for the Federal Communications Commission (FCC), Department of Justice (DOJ), 8 states and approximately 940 local franchising authorities. The company also announced that it has filed confidentially with the Securities and Exchange Commission (SEC) a preliminary proxy/prospectus. Following SEC review, the company will make the proxy publicly available and send it to all AT&T and TCI shareowners. The company still expects to close the TCI merger in the first half of 1999.

Form 8-K
AT&T Corp.
October 21, 1998


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AT&T CORP.




                                   /s/  Marilyn J. Wasser
                                   ---------------------------------
                                   By:  Marilyn J. Wasser
                                        Vice President and Secretary



October 21, 1998